EXHIBIT 21.1

SUBSIDIARIES OF THE COMPANY

Name	State of Incorporation	Names Under Which SubsidiaryDoes Business
Rush Truck Centers of Texas, L.P.	Texas	Houston Peterbilt, Inc.
Laredo Peterbilt, Inc.
Lufkin Peterbilt, Inc.
Rush GMC Truck Center of El Paso, Inc.
Rush Isuzu Trucks, Austin
Rush Medium Duty Truck Center, Dallas
Rush Peterbilt Truck Center, Austin
Rush Peterbilt Truck Center, Beaumont
Rush Peterbilt Truck Center, El Paso
Rush Peterbilt Truck Center, Houston
Rush Peterbilt Truck Center, Laredo
Rush Peterbilt Truck Center, Lufkin
Rush Peterbilt Truck Center, Pharr
Rush Peterbilt Truck Center, San Antonio
Rush Peterbilt Truck Center, Sealy
Rush Truck Center
Rush Truck Center, Austin
Rush Truck Center, Beaumont
Rush Truck Center, El Paso
Rush Truck Center, Houston
Rush Truck Center, Laredo
Rush Truck Center, Lufkin
Rush Truck Center, Pharr
Rush Truck Center, San Antonio
Rush Truck Center, Sealy
Rush Used Truck Center, Austin
San Antonio Peterbilt, Inc.
San Antonio Peterbilt-GMC Truck, Inc.
Translease
World Wide Tires
Rush Peterbilt Truck Center, Dallas
Rush Truck Center, Fort Worth
Rush Truck Center, Dallas
Rush Peterbilt Truck Center, Fort Worth
Rush Truck Center, Tyler
Rush Peterbilt Truck Center, Tyler
Rush Truck Center, Abilene
Rush Peterbilt Truck Center, Abilene
Rush Truck Centers of Oklahoma, Inc.	Delaware	Rush Peterbilt Truck Center, Oklahoma City
Rush Truck Center, Oklahoma City
Rush Peterbilt Truck Center, Tulsa
Rush Truck Center, Tulsa
Rush Volvo Truck Center, Tulsa
Rush Used Truck Center, Tulsa
Rush Peterbilt Truck Center, Ardmore
Rush Truck Center, Ardmore
Perfection Equipment
Perfection Truck Parts & Equipment, Oklahoma City
Perfection Truck Parts & Equipment, Tulsa
Translease
Oklahoma Trucks, Inc.

Tulsa Trucks, Inc.
Rush Truck Centers of California, Inc.	Delaware	Rush Peterbilt Truck Center, Pico Rivera
Rush Truck Center, Pico Rivera
Rush Peterbilt Truck Center, Fontana
Rush Truck Center, Fontana
Rush Truck Center, Sylmar
Rush Peterbilt Truck Center, Sylmar
Rush Truck Center, Escondido
Rush Peterbilt Truck Center, Escondido
Rush Truck Center, El Centro
Rush Peterbilt Truck Center, El Centro
Rush Truck Center, San Diego
Rush Peterbilt Truck Center, San Diego
Rush Truck Centers of Florida, Inc.	Delaware	Rush Truck Center, Winter Garden
Rush Peterbilt Truck Center, Winter Garden
Rush Truck Center, Haines City
Rush Peterbilt Truck Center, Haines City
Rush Truck Center, Tampa
Rush Peterbilt Truck Center, Tampa
Orange County Truck and Trailer, Inc.	Florida	Rush Truck Center, Winter Garden
Rush Peterbilt Truck Center, Winter Garden
Rush Truck Center, Haines City
Rush Peterbilt Truck Center, Haines City
Rush Truck Center, Tampa
Rush Peterbilt Truck Center, Tampa
Rush Truck Centers of Tennessee, Inc.	Delaware	Rush Truck Center, Nashville
Rush Peterbilt Truck Center, Nashville
Rush Truck Centers of Indiana, Inc.	Delaware	None
International General Agency, Inc.	Texas	None
Los Cuernos, Inc.	Delaware	Los Cuernos Ranch
Rush Administrative Services, Inc.	Delaware	None
AiRush, Inc.	Delaware	None
Rush Truck Leasing, Inc.	Delaware	Rush Crane Systems
Rush Truck Centers of Colorado, Inc.	Delaware	Rush Truck Centers, Inc.
Rush Peterbilt Truck Center, Denver
Rush Truck Center, Denver
Rush Peterbilt Truck Center, Greeley
Rush Truck Center, Greeley
Rush Truck Centers of Alabama, Inc.	Delaware	Rush Truck Center, Mobile
Rush Peterbilt Truck Center, Mobile
Rush Truck Centers of Arizona, Inc.	Delaware	Rush Truck Center, Phoenix
Rush Peterbilt Truck Center, Phoenix
Rush Truck Center, Chandler
Rush Peterbilt Truck Center, Chandler
Rush Truck Center, Flagstaff
Rush Peterbilt Truck Center, Flagstaff
Rush Truck Center, Tucson
Rush Peterbilt Truck Center, Tucson
Rush Truck Center of New Mexico, Inc.	Delaware	Rush Truck Center, Albuquerque
Rush Peterbilt Truck Center, Albuquerque
Rush Truck Centers of Albuquerque, Inc.
Rush Truck Center, Las Cruces
Rush Peterbilt Truck Center, Las Cruces
Rush GMC Truck Center of El Paso, Inc.	Delaware	None
Rush GMC Truck Center of Phoenix, Inc.	Delaware	None
Rush GMC Truck Center of San Diego, Inc.	Delaware	None
Rush GMC Truck Center of Tucson, Inc.	Delaware	None

Rush Equipment Centers of Texas, Inc.	Delaware	Rush Equipment Center, Houston
Rush Equipment Center, Beaumont
Rush Equipment Rental Center, San Antonio
Rush Retail Centers, Inc.	Delaware	None
Rushtex, Inc.	Delaware	None
Rushco, Inc.	Delaware	None